                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549



                                  FORM 8-K/A

                                CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(D)
                    OF THE SECURITIES EXCHANGE ACT OF 1934



Date of report (date of earliest event reported)    December 31, 1997
                                                    ----------------------------



                           OXIS INTERNATIONAL, INC.
-------------------------------------------------------------------------------
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)




 Delaware                             0-8092                    94-1620407
--------------------------------------------------------------------------------
(State or Other Jurisdiction  (Commission File Number)   (IRS Employer
 of Incorporation)                                        Identification Number)



6040 N. Cutter Circle, Suite 317       Portland, OR               97217-3935
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)


Registrant's telephone number, including area code.    (503) 283-3911
                                                   -----------------------------



-------------------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)



                                                    Total number of sequentially
                                                  numbered pages:             23
                                                                           -----

                                                   Exhibit Index at page:      4
                                                                           -----

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS
         ---------------------------------

(a) and (b) Financial Statements and Pro Forma Financial Information
            --------------------------------------------------------

     On January 15, 1998 the Company filed a Report on Form 8-K reporting the acquisition of Innovative Medical Systems Corp. ("IMS"). The Report on Form 8-K indicated that additional financial information would be filed under cover of a Form 8-K/A report. The additional financial information is provided herewith, as follows.


* Financial statements of IMS as of, and for the years ended October 31, 1996 and 1997.

*  Pro forma balance sheets for OXIS and IMS combined as of September 30, 1997.

* Pro forma statements of operations for OXIS and IMS combined for the year ended December 31, 1996 and for the nine months ended September 30, 1997.


(c)  Exhibits
     --------

Exhibit 23(a)   Independent auditors consent.


Exhibit 99(a) Audited financial statements of IMS as of, and for the two years ended October 31, 1997.


Exhibit 99(b)   Unaudited pro forma financial information including:

* A pro forma balance sheet for the two companies combined as of September 30, 1997.

* A pro forma statement of operations for the two companies combined for the year ended December 31, 1996.

* A pro forma statement of operations for the two companies combined for the nine months ended September 30, 1997.

                                   SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

March 12, 1998                          OXIS International, Inc.


                                            s/  Ray R. Rogers
                                         ----------------------
                                            Ray R. Rogers
                                            Chairman of the Board

                                 EXHIBIT INDEX



                                                                  Page
Exhibit                                                          Number
-------                                                          ------


23(a)          Independent auditors consent                         5


99(a)          Audited financial statements of IMS as of,
               and for the two years ended October 31, 1997         6

99(b)          Unaudited pro forma financial information
               including:                                           17
               *  A pro forma balance sheet for the two
                  companies combined as of September 30, 1997.
               * A pro forma statement of operations for the two companies combined for the year ended
                  December 31, 1996.
               * A pro forma statement of operations for the two companies combined for the nine months ended September 30, 1997.